UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, Texas	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2008, Newpark Resources, Inc. (the “Company”) entered into an Amendment to Employment Agreement (the “Amendment”) with Sean Mikaelian, then our President of Newpark Mats and Integrated Services (“Newpark Mats”), amending his employment agreement to provide for a medical leave of absence. The Amendment was effective January 31, 2008 and the leave of absence commenced on such date and shall continue until July 31, 2008. On or before July 31, 2008, the Company and Mr. Mikaelian shall assess his status and availability and agree as to whether and in what capacity he may return to the Company or to extend the leave of absence. Effective as of January 31, 2008, Mr. Mikaelian was removed as President of Newpark Mats but shall continue to be employed as a Vice President of the Company. Effective February 1, 2008, Paul Howes, the Company’s Chief Executive Officer, assumed and shall perform the functions of the President of Newpark Mats until a permanent replacement is appointed.

During the leave of absence, Mr. Mikaelian will continue to receive his base salary and remain eligible to participate in the Company’s employee benefit plans. Mr. Mikaelian will not be eligible to participate in or earn incentive compensation with the Company’s incentive compensation programs unless he resumes full-time employment with the Company during 2008, but he shall be entitled to receive any awards earned pursuant to grants made prior to January 31, 2008 under the Company’s incentive compensation programs. Mr. Mikaelian will not be eligible to receive grants of equity awards during the leave of absence, but existing equity awards shall continue in effect and shall continue to vest during the leave of absence.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.02	Amendment to Employment Agreement effective as of January 31, 2008 by and between Newpark Resources, Inc. and Sean Mikaelian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Dated: February 6, 2008	By:	/s/ James E. Braun
James E. Braun, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
5.02	Amendment to Employment Agreement effective as of January 31, 2008 by and between Newpark Resources, Inc. and Sean Mikaelian.